Supplement Dated November 15, 2024
to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated December 1, 2023, as amended, of Thrivent Small-Mid Cap ESG ETF (the “Fund”), a series of Thrivent ETF Trust.
Important Notice Regarding Change in Investment Policy and Name
Effective January 31, 2025 (the “Effective Date”), the Fund will: (1) change its name from Thrivent Small-Mid Cap ESG ETF to Thrivent Small-Mid Cap Equity ETF; and (2) change its policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “80% Policy”), as follows:
Current 80% Policy	New 80% Policy
Under normal circumstances, the Fund invests at
least 80% of its net assets (plus the amount of any
borrowings for investment purposes) in equity
securities of small and mid-sized companies that are
listed or traded on a national securities exchange
and that Thrivent Asset Management, LLC, the
Fund’s investment adviser, believes have sustainable
long-term business models and demonstrated
commitment to ESG policies, practices or outcomes,
as described in the Fund’s Prospectus.

Under normal circumstances, the Fund invests at
least 80% of its net assets (plus the amount of any
borrowings for investment purposes) in equity
securities of small and mid-sized companies that are
listed or traded on a national securities exchange.

In connection with the 80% Policy change noted above, the Fund will, as of the Effective Date, revise its principal investment strategies and the description of its investment process to reflect that it will no longer seek to identify, as a principal investment strategy, issuers that have a demonstrated commitment to ESG policies, practices and outcomes and make other related changes to its principal investment strategies. As of the Effective Date, the Fund may invest in any issuer irrespective of its rating from MSCI ESG Research LLC. Notwithstanding the above, however, Thrivent Asset Management, LLC, the Fund’s investment adviser, may continue to consider any factor or information it believes relevant to the evaluation of an investment and consistent with the Fund’s principal investment strategies and pursuit of the Fund’s investment objective.
Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.
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